INDEX


                          TALWARE CORPORATE DOCUMENTS
                                      2002





 TAB                   CONTENT
-------------------------------------------------------------------------------
  1          CERTIFICATE OF INCORPORATION AND ALL AMENDMENTS THERETO

  2          ARTICLES OF INCORPORATION AND ALL AMENDMENTS THERETO

  3          BY-LAW NUMBER 1

                       CORPORATE ACCESS NUMBER: 207754441


                                    ALBERTA

                           BUSINESS CORPORATIONS ACT



                                  CERTIFICATE

                                       OF

                                   AMENDMENT



                                  NEWORK CORP.
             CHANGED ITS NAME TO TALWARE NETWORX INC. ON 2001/06/22.









                                                                 [SEAL]

                                                              REGISTRAR OF

                                                              CORPORATIONS




The information in this document is
an accurate reproduction of data
electronically captured within the
official records of Alberta Registries.

                       CORPORATE ACCESS NUMBER: 207754441


                                    ALBERTA

                           BUSINESS CORPORATIONS ACT



                                  CERTIFICATE

                                       OF

                                   AMENDMENT



                                  NEWORK CORP.
             CHANGED ITS NAME TO TALWARE NETWORX INC. ON 2001/06/22.







                                                                 [SEAL]

                                                              REGISTRAR OF

                                                              CORPORATIONS


The information in this document is
an accurate reproduction of data
electronically captured within the
official records of Alberta Registries.

                       CORPORATE ACCESS NUMBER: 207754441


                                    ALBERTA

                           BUSINESS CORPORATIONS ACT



                                  CERTIFICATE

                                       OF

                           AMENDMENT AND REGISTRATION

                              OF RESTATED ARTICLES



                                  NEWORK CORP.
                       AMENDED ITS ARTICLES ON 1999/12/06.









                                                                 [SEAL]

                                                              REGISTRAR OF

                                                              CORPORATIONS




The information in this document is
an accurate reproduction of data
electronically captured within the
official records of Alberta Registries.

                       CORPORATE ACCESS NUMBER: 207754441


                                    ALBERTA

                           BUSINESS CORPORATIONS ACT



                                  CERTIFICATE

                                       OF

                                 INCORPORATION



                              HARVARD CAPITAL CORP.
                   WAS INCORPORATED IN ALBERTA ON 1998/03/12.









                                                                 [SEAL]

                                                              REGISTRAR OF

                                                              CORPORATIONS




The information in this document is
an accurate reproduction of data
electronically captured within the
official records of Alberta Registries.

                       CORPORATE ACCESS NUMBER: 207754441


                                    ALBERTA

                           BUSINESS CORPORATIONS ACT



                                  CERTIFICATE

                                       OF

                           AMENDMENT AND REGISTRATION

                              OF RESTATED ARTICLES



                              HARVARD CAPITAL CORP.
                       AMENDED ITS ARTICLES ON 1998/07/06.









                                                                 [SEAL]

                                                              REGISTRAR OF

                                                              CORPORATIONS




The information in this document is
an accurate reproduction of data
electronically captured within the
official records of Alberta Registries.

NAME CHANGE ALBERTA CORPORATION - REGISTRATION STATEMENT


SERVICE REQUEST NUMBER:         3027923

CORPORATE ACCESS NUMBER:        207754441

LEGAL ENTITY NAME:                      NEWORK CORP.

FRENCH EQUIVALENT NAME:

LEGAL ENTITY STATUS:                    Active


ALBERTA CORPORATION TYPE:               Named Alberta Corporation

NEW LEGAL ENTITY NAME:                  TALWARE NETWORX INC.

NEW FRENCH EQUIVALENT NAME:

NUANS NUMBER:                           70364205

NUANS DATE:                             2001/04/17

FRENCH NUANS NUMBER:

FRENCH NUANS DATE:


PROFESSIONAL ENDORSEMENT PROVIDED:

FUTURE DATING REQUIRED:

AMENDMENT DATE:                         2001/06/22

--------------------------------------------------------------------------------

ANNUAL RETURN

FILE YEAR  DATE FILED
----------------------
2001       2001/06/08
----------------------
2000       2000/07/13
----------------------
1999       1999/07/02
----------------------

--------------------------------------------------------------------------------

ATTACHMENT

---------------------------------------------------------------
     ATTACHMENT TYPE       MICROFILM BAR CODE   DATE RECORDED
---------------------------------------------------------------
Share Structure            ELECTRONIC           1998/03/12
---------------------------------------------------------------
Other Rules or Provisions  ELECTRONIC           1998/03/12
---------------------------------------------------------------
Other Rules or Provisions  ELECTRONIC           1998/07/06
---------------------------------------------------------------
Section 27 Schedule        ELECTRONIC           1999/12/06
---------------------------------------------------------------
Section 27 Schedule        ELECTRONIC           1999/12/06
---------------------------------------------------------------
Other Rules or Provisions  ELECTRONIC           1999/12/06
---------------------------------------------------------------

                                          ELECTRONICALLY REGISTERED IN
                                          THE ALBERTA REGISTRIES
                                          CORES SYSTEM ON
                                          JUNE 22/01  ML
                                          -------------------------------------
                                          (DATE AND INITIALS OF ACCREDITED USER)

REGISTRATION AUTHORIZED BY:  SUZANNE L. LOOV
                             SOLICITOR

NAME/STRUCTURE CHANGE ALBERTA CORPORATION - REGISTRATION
STATEMENT


SERVICE REQUEST NUMBER:         1626006

CORPORATE ACCESS NUMBER:        207754441

PREVIOUS LEGAL ENTITY NAME:           HARVARD CAPITAL CORP.

PREVIOUS FRENCH EQUIVALENT NAME:

LEGAL ENTITY NAME:                      NEWORK CORP

FRENCH EQUIVALENT NAME:

LEGAL ENTITY STATUS:                    Active

ALBERTA CORPORATION TYPE:               Named Alberta Corporation

NUANS REPORT NUMBER:                    65544148

NUANS REPORT DATE:                      1999/10/15

FRENCH NAME NUANS REPORT NUMBER:

FRENCH NAME NUANS REPORT DATE:

CLASSES OF SHARES AND ANY

MAXIMUM NUMBER (WITHIN EACH CLASS):     REFER TO "SHARE CAPITAL" ATTACHMENT

RESTRICTIONS ON SHARE TRANSFERS:        NONE

MINIMUM NUMBER OF DIRECTORS             1

MAXIMUM NUMBER OF DIRECTORS             15

RESTRICTIONS ON BUSINESS TO:            NONE

RESTRICTIONS ON BUSINESS FROM:          NONE

OTHER PROVISIONS:                       REFER TO MOST RECENT "OTHER RULES OR
                                        PROVISIONS" ATTACHMENT

SECTION AND SUBSECTION OF ACT CHANGE
MADE UNDER:                             SECTIONS 167(1)(A), 126(4), 167(1)(M)
                                        AND 27

RESTATEMENT OF ARTICLES:

DIRECTORS ISSUE SHARES IN SERIES:

PROFESSIONAL ENDOREMENT PROVIDED:

FUTURE DATING REQUIRED:

AMENDMENT DATE:                         1999/12/06

--------------------------------------------------------------------------------

ANNUAL RETURNS                            ELECTRONICALLY REGISTERED IN
                                          THE ALBERTA REGISTRIES
-----------------------                   CORES SYSTEM ON
FILE YEAR   DATE FILED                    DEC 6/99  ML
-----------------------                   -------------------------------------
1999        1999/07/02                    (DATE AND INITIALS OF ACCREDITED USER)
-----------------------

--------------------------------------------------------------------------------

                                     1 of 2

COURT ORDERS

--------------------------------------------------------------------------------
ORDER TYPE   ORDER DATE   ORDER NUMBER   JUDICIAL DISTRICT   TERMINATION DATE
--------------------------------------------------------------------------------

ATTACHMENTS

     ATTACHMENT TYPE         MICROFILM BAR CODE   DATE RECORDED
--------------------------------------------------------------------------------
Section 27 Schedule          ELECTRONIC           1999/12/06
--------------------------------------------------------------------------------
Section 27 Schedule          ELECTRONIC           1999/12/06
--------------------------------------------------------------------------------
Other Rules or Provisions    ELECTRONIC           1999/12/06
--------------------------------------------------------------------------------






REGISTRATION AUTHORIZED BY: SUZANNE L. LOOV
                            SOLICITOR

                                     2 of 2

                           OTHER RULES OR PROVISIONS


(a) The directors may, between annual general meetings, appoint 1 or more additional directors of the Corporation to serve until the next annual general meeting, but the number of additional directors shall not at any time exceed 1/3 of the number of directors who held office at the expiration of the last annual meeting of the Corporation.

(b) Meetings of shareholders of the Corporation may be held in Toronto, Ontario, as well as anywhere in the Province of Alberta.

                              SECTION 27 SCHEDULE


PREFERRED SHARES-SERIES 1

The first series of the Preferred Shares of the Corporation shall consist of 7,000,000 shares and shall be designated "Preferred Shares-Series 1". In addition to the rights, privileges, restrictions and conditions attaching to the Preferred Shares as a class, the Preferred Shares-Series 1 shall have attached thereto the rights, privileges, restrictions and conditions hereinafter set forth:

1     DIVIDENDS

1.1 Subject to the rights, privileges, restrictions and conditions attached to any other class of shares of the Corporation, the holders of the Preferred Shares-Series 1 are entitled to receive dividends if, as and when declared by the directors of the Corporation and shall rank on a parity with the holders of preferred shares of every other series and shall be entitled to preference over the [holders of the common shares and any other shares] of the Corporation ranking junior to the preferred shares.

2     DISSOLUTION, LIQUIDATION OR WINDING-UP

2.1 In the event of the dissolution, liquidation or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of Preferred Shares-Series 1 shall be entitled to the return of the stated capital of the Preferred Shares-Series 1 and shall rank on a parity with the holders of preferred shares of every other series and shall be entitled to preference over the holders of the common shares and any other shares of the Corporation ranking junior to the preferred shares. '

3     CONVERSION BY THE HOLDER

3.1 The Corporation shall, within five months following each financial year end of the Corporation, commencing December 31, 1999, provide notice in writing (an "Earnings Notice") to each registered holder of the Preferred Shares-Series 1 as to the Normalized Net Earnings (as hereinafter defined) of the Corporation, confirmed by the Corporation's auditors, for such financial year of the Corporation to and including December 31, 2003. Subsequent to the receipt by the registered holders of any such Earnings Notice, every registered holder of the Preferred Shares-Series 1, at such holder's option and in the manner hereinafter provided, may require the Corporation to convert that number of Preferred Shares-Series 1 held by such holder into common shares of the Corporation on a one for one basis, determined in accordance with the following formula:

      VESTED SHARES = number of Preferred Shares-Series 1 originally held x

      Normalized Net Earnings - number of Preferred Shares-Series 1 previously
      -----------------------                                       converted
          $2,000,000

      "Vested Shares" means Preferred Shares-Series 1 that a holder is entitled to convert and cannot exceed the number of Preferred Shares - Series I originally issued to such holder.

      "Normalized Net Earnings" means net income as per the income statement for a financial year end determined in accordance with Canadian generally accepted accounting principles consistently applied. Marketing expenses which exceed 11% of revenues for any given financial year must be approved by the Board of Directors of the Corporation and, if approved, will be added back to revenues and the calculation of net income will be adjusted accordingly.

3.2 In the case of the conversion of the Preferred Shares-Series 1 under the provisions of clause 3.1 hereof, the holder thereof shall send the certificate or certificates representing such Preferred Shares-Series 1 to the registered office of the Corporation accompanied by a notice in writing (a "Conversion Notice") signed by such holder requiring the Corporation to convert all or a specified number of the Preferred Shares-Series 1 represented thereby into common shares. As soon as practicable following receipt of the Conversion Notice, the Corporation shall cause to be issued one (1) common share for each Preferred Share-Series 1 tendered for conversion. If only a part of the shares represented by any certificate is converted to common shares, a new certificate for the balance of the Preferred Shares-Series 1 shall be issued to the holder at the expense of the Corporation.

3.3 In the case of reconstruction, reorganization, consolidation, amalgamation or merger of the Corporation or other event resulting in the reclassification of the common shares (other than a reconstruction, reorganization, consolidation, amalgamation or merger which does not result in any reclassification of the outstanding common shares or a change of the common shares into other shares), or in the case of any transfer, sale or lease of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or person at any time, a holder who thereafter shall exercise its right of conversion herein shall be entitled to receive, and shall accept, in lieu of the number of common shares to which it was theretofore entitled upon such exercise, the kind and amount of shares and other securities or property which the holder would have been entitled to receive as a result of such reclassification, change, reconstruction, reorganization, consolidation, amalgamation, merger, transfer, sale or lease if, on the effective date thereof, the holder had been the registered holder of the number of common shares to which it was thereto for entitled upon exercise.

3.4 Whenever at any time the Corporation shall subdivide the outstanding common shares into a greater number of shares or consolidate the outstanding common shares into a lesser number of shares, the number of common shares which shall be issued upon conversion of each Preferred Share-Series 1 shall, on the effective date of such subdivision or consolidation, as the case may be, be adjusted by multiplying the number of common shares which shall be issued upon conversion of each Preferred Share-Series 1, in effect immediately prior to such subdivision or consolidation by a fraction, the dominator of which is the number of outstanding common shares before giving effect to such subdivision or consolidation and the numerator of which is the number of outstanding common shares after giving effect to such subdivision or consolidation. Such adjustment shill be made successively whenever any event previously referred to shall occur.

3.5 If the Corporation shall declare and pay a stock dividend upon the common shares, which dividend is payable in common shares or is payable at the option of the holders either in common shares or cash, then in such case upon or after the payment date of such dividend, the number of common shares which shall be issued upon conversion of Preferred Shares-Series 1 shall be increased in proportion to the increase in the number of outstanding common shares resulting from such dividend.

3.6 The Corporation shall not, without the consent of a majority of the holders of Preferred Shares-Series 1, issue rights or warrants to all holders of its common shares, entitling them to subscribe for or purchase common shares (or securities exchangeable for, or convertible into, common shares) at a price per common share (or in the case of a security exchangeable for or convertible into common shares, having an exchange or conversion price per common share) which is less than 95% of the Current Price per common share on the record date established in connection with the issue of rights or warrants. The Current Price per common share at any date shall be the average of the daily closing prices on The Alberta Stock Exchange for the 20 consecutive trading days before the date in question. The closing price for any such trading day shall be the last reported sale price for a board lot trade on such trading day, or in case no such reported trade takes place on such trading day, the average of the reported closing bid and ask prices on The Alberta Stock Exchange. If the common shares are not listed on The Alberta Stock Exchange but there is another quoted public market for the common shares, than the Current Price per common share at any date shall be deemed to be the average of the daily closing prices as determined in the quoted public market, for the 20 consecutive trading days before the date in question. The closing price for any such trading day shall be the last reported sale price for a board lot trade on such trading day or in case no such reported trade takes place on such trading day, the average of the reported closing bid and ask prices. If there is no quoted public market for the common shares, the Current Price shall be determined by a firm of chartered accountants appointed by the Corporation and acceptable to each of the holders of the Preferred Shares-Series 1 and who may be the auditors of the Corporation and who shall have access to all necessary records of the Corporation, which determination shall be binding on the Corporation. Such firm of chartered accountants shall have the right to retain a Chartered Business Valuator to assist it in determining the Current Price.

3.7 The Corporation shall not, without the consent of all holders of Preferred Shares-Series 1, distribute to all holders of the common shares, evidences of its indebtedness or assets (other than pursuant to: (i) ordinary course cash or stock dividends; or (ii) rights or warrants to subscribe for or purchase common shares) including such rights or warrants attached to other shares of the Corporation but excluding rights or warrants described in clause 3-6.

4     VOTING

4.1 Subject to the provisions of the Business Corporation Act (Alberta), the holders of the Preferred Shares-Series 1 shall not be entitled to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote thereat.

5     CANCELLATION

5.1 Any Preferred Shares-Series 1 which are not convertible to common shares of the Corporation pursuant to clause 3.1 shall be cancelled upon confirmation by the auditors of the Corporation of the Normalized Net Earnings to December 31, 2003.

                               SECTION 27 SCHEDULE

PREFERRED SHARES-SERIES 2

The second series of the Preferred Shares of the Corporation shall consist of 3,000,000 shares and shall be designated "Preferred Shares-Series 2". The Preferred Shares-Series 2 shall be issued pursuant to the terms and in accordance with the conditions of the Corporation's Independent Search Consultant and Employee Performance Stock Plan ("PSP") dated December 6, 1999, as amended from time to time. In addition to the rights, privileges, restrictions and conditions attaching to the Preferred Shares as a class, the Preferred Shares-Series 2 shall have attached thereto the rights, privileges, restrictions and conditions hereinafter set forth:

I     DIVIDENDS

1.1 Subject to the rights, privileges, restrictions and conditions attached to any other class of shares of the Corporation, the holders of the Preferred Shares-Series 2 are entitled to receive dividends if, as and when declared by the directors of the Corporation and shall rank on a parity with the holders of preferred shares of every other series and shall be entitled to preference over the holders of the common shares and any other shares of the Corporation ranking junior to the preferred shares.

2     DISSOLUTION, LIQUIDATION OR WINDING-UP

2.1 In the event of the dissolution, liquidation or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of Preferred Shares-Series 2 shall be entitled to the return of the stated capital of the Preferred Shares-Series 2 and shall rank on a parity with the holders of preferred shares of every other series and shall be entitled to preference over the holders of the common shares and any other shares of the Corporation ranking junior to the preferred shares.

3     REDEMPTION BY THE CORPORATION

3.1 Subject to the provisions of subsection 34(2) of the Business Corporation Act (Alberta), as now enacted or as the same may be from time to time amended, re-enacted or replaced, the Corporation may, upon giving notice as hereinafter provided, redeem at any time the whole or any part of the outstanding Preferred Shares-Series 2 on payment for each share to be redeemed of the Conversion Price (as defined in the PSP) of such shares.

3.2 In the case of redemption of Preferred Shares-Series 2 under the provisions of clause 3.1 hereof, the Corporation shall, not more than 60 days and not less than 30 days prior to the date specified for redemption, mail to each person who at the date of mailing is a registered holder of the Preferred Shares-Series 2 to be redeemed a notice in writing of the intention of the Corporation to redeem such Preferred Shares-Series 2. Such notice shall be mailed by letter, postage prepaid, addressed to each such shareholder at his address as it appears on the records of the Corporation or in the event of the address of any such shareholder not so appearing then to the last known address of such shareholder. Such notice shall set out the redemption price and the date on which the redemption is to take place and, if only part of the shares held by the person to whom its address is to be redeemed, the number thereof so to be redeemed. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Preferred Shares-Series 2 to be redeemed the redemption price thereof on presentation and surrender of the certificates representing the Preferred Shares-Series 2 called for redemption at the registered office of the

      Corporation, or any other place or places designated in the notice of redemption. If only a part of the shares represented by any certificate be redeemed a new certificate for the balance shall be issued to the holder at the expense of the Corporation. Subject to clause 3.3 below, on or after the date specified for redemption in any such notice the Preferred Shares-Series 2 called for redemption shall cease to be entitled to receive dividends and the holders thereof shall be not entitled to exercise any of the rights of shareholders in respect thereof except for the conversion rights contained in paragraph 4 below, unless payment of the redemption price shall not be made upon presentation of the certificates in accordance with the foregoing provisions, in which case the rights of the shareholder shall remain unaffected.

3.3 The Corporation shall have the right at any time after the date specified for redemption in the notice of its intention to redeem any Preferred Shares-Series 2 as aforesaid to deposit the redemption price for the shares so called for redemption or of such of the said shares represented by the certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in a specified chartered bank or specified trust company in Canada, named in such notice of redemption, to be paid without interest to or to the order of the respective holders of such Preferred Shares-Series 2 called for redemption upon presentation and surrender to such bank or trust company of the certificate representing the same and upon such deposit being made, or upon the date specified for redemption in such notice, whichever is later, the Preferred Shares-Series 2 in respect of whereof such deposit shall have been made shall be deemed to be redeemed and the rights of the holders thereof after such deposit, or such redemption date, shall be limited to receiving without interest their proportionate part of the total redemption price so deposited against presentation and surrender of the said certificates held by them respectively. Any interest paid or accrued on such deposit shall belong to the Corporation.

3.4 In the event that only part of the Preferred Shares-Series 2 is at any time to be redeemed, the shares so to be redeemed shall be selected pro-rata (disregarding fractions) from among the holders of record thereof as at the date of the notice of redemption.

4     CONVERSION BY THE HOLDER

4.1 The Preferred Shares-Series 2 will become Preferred Shares-Series 2 that a holder is entitled to convert ("Vested Shares") as to 25% of the number of Preferred Shares-Series 2 issued to such holder from time to time on March 31 of each year following the date of issue of such Preferred Shares-Series 2. Every registered holder of the Vested Shares may, at his option and in the manner hereinafter provided, require the Corporation, at any time, to convert all or part of the Vested Shares held by such holder into common shares of the Corporation on the basis of one (1) common share for each Vested Share held on the date of conversion.

4.2 In the case of the conversion of the Vested Shares under the provisions of clause 4.1 hereof, the holder thereof shall send the certificate or certificates representing such Vested Shares to the registered office of the Corporation accompanied by a notice in writing (a "Conversion Notice") signed by such holder requiring the Corporation to convert all or a specified number of the Vested Shares represented thereby into common shares. As soon as practicable following receipt of the Conversion Notice, the Corporation shall cause to be issued one (1) common share for each Vested Share tendered for conversion. If only a part of the shares represented by any certificate is converted to common shares, a new certificate for the balance of the Preferred Shares-Series 2 shall be issued to the holder at the expense of the Corporation.

4.3 Whenever at any time the Corporation shall consolidate the outstanding common shares into a lesser number of shares, the number of common shares which shall be issued upon conversion of each Vested Share shall, on the effective date of such consolidation, be adjusted by multiplying the number of common shares which shall be issued upon conversion of each Vested Share, in effect immediately prior to such consolidation by a fraction, the dominator of which is the number of outstanding common shares before giving effect to such consolidation and the numerator of which is the number of outstanding common shares after giving effect to such consolidation. Such adjustment shall be made successfully whenever any event previously referred to shall occur.

5    VOTING

5.1 Subject to the provisions of the Business Corporations Act (Alberta), the holders of the Preferred Shares-Series 2 shall not be entitled to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote thereat.

6     CANCELLATION

6.1 If at any time the holder's position as an independent search consultant or employee of the Corporation, as the case may be, is terminated for any reason, any Vested Shares may be converted in accordance with the provisions of clause 4.1 hereof for a period of 90 days following the date of termination and any Preferred Shares-Series 2 which are not Vested Shares shall be cancelled.

6.2 If at any time the PSP of the Corporation is terminated for any reason, any Vested Shares may be converted in accordance with the provisions of clause 4.1 hereof for a period of 90 days following the date of termination and any Preferred Shares-Series 2 which are not Vested Shares shall be cancelled.

6.3 For greater certainty, neither the provisions hereof nor the PSP operate to extend or guarantee the continuation of any holder's engagement by the Corporation or in any way affects the right of the Corporation to terminate the engagement of any holder.

NAME/STRUCTURE CHANGE ALBERTA CORPORATION - REGISTRATION
STATEMENT

SERVICE REQUEST NUMBER:         437244

CORPORATE ACCESS NUMBER:        207754441

Previous Legal Entity Name:           HARVARD CAPITAL CORP.

Previous French Equivalent Name:

Legal Entity Name:                      HARVARD CAPITAL CORP.

FRENCH EQUIVALENT NAME:

LEGAL ENTITY STATUS:                    Active

ALBERTA CORPORATION TYPE:               Named Alberta Corporation

NUANS REPORT NUMBER:                    60342429

NUANS REPORT DATE:                      1998/03/02

FRENCH NAME NUANS REPORT NUMBER:

FRENCH NAME NUANS REPORT DATE:

CLASSES OF SHARES AND ANY

MAXIMUM NUMBER(WITHIN EACH CLASS):      SEE ATTACHED SCHEDULE "A"

RESTRICTIONS ON SHARE TRANSFERS:        NONE

MINIMUM NUMBER OF DIRECTORS:            1

MAXIMUM NUMBER OF DIRECTORS:            15

RESTRICTIONS ON BUSINESS TO:            NONE

RESTRICTIONS ON BUSINESS FROM:          NONE

OTHER PROVISIONS:                       SEE ATTACHED SCHEDULE "B"

SECTION AND SUBSECTION OF ACT CHANGE
  MADE UNDER:                           SECTION 167(1)(L) & SECTION 167(1)(M)

DIRECTORS ISSUE SHARES IN SERIES:

PROFESSIONAL ENDORSEMENT PROVIDED:

FUTURE DATING REQUIRED:

AMENDMENT DATE:                         1998/07/06

--------------------------------------------------------------------------------

ANNUAL RETURNS

-----------------------
FILE YEAR  DATE FILED:
-----------------------

--------------------------------------------------------------------------------

COURT ORDERS

--------------------------------------------------------------------------
ORDER TYPE  ORDER DATE  ORDER NUMBER  JUDICIAL DISTRICT  TERMINATION DATE
--------------------------------------------------------------------------

--------------------------------------------------------------------------------

ATTACHMENTS

-------------------------------------------------------------
     ATTACHMENT TYPE       MICROFILM BAR CODE  DATE RECORDED
-------------------------------------------------------------
Share Capital              ELECTRONIC          1998/03/12
-------------------------------------------------------------
Other Rules or Provisions  ELECTRONIC          1998/03/12
-------------------------------------------------------------
Other Rules or Provisions  ELECTRONIC          1998/07/06
-------------------------------------------------------------




REGISTRATION AUTHORIZED BY: DANIEL E. KENNEY
                            SOLICITOR

                                  SCHEDULE "A"

The Corporation is authorized to issue an unlimited number of shares designated as Common Shares and an unlimited number of shares designated as Preferred Shares.

(a)   Common Shares

The  Common  Shares  shall  have  attached  to  them  the  rights,   privileges,
restrictions and conditions as hereinafter set forth.

(i) Except for meetings at which only holders of another specified class or series of shares of the Corporation are entitled to vote separately as a class or series, each holder of a Common Share is entitled to receive notice of, to attend and to vote at all meetings of the shareholders of the Corporation.

(ii) Subject to the rights, privileges, restrictions and conditions attached to any other class of shares of the Corporation, the holders of the Common Shares are entitled to receive dividends if, as and when declared by the directors of the Corporation.

(iii) Subject to the rights, privileges, restrictions and conditions attached to any other class of shares of the Corporation, the holders of the Common Shares are entitled to share equally in the remaining property of the Corporation upon liquidation, dissolution or winding-up of the Corporation.

(b)  Preferred Shares

The Preferred Shares shall have attached to them, as a class, the rights, privileges, restrictions and conditions as hereinafter set forth.

(i) The Preferred Shares may from tine to time be issued in one or more series and, subject to the following provisions, and subject to the sending of articles of amendment in prescribed form and the issuance of a certificate of amendment in respect thereof, the directors may fix from time to time and before issue of a series of Preferred Shares, the number of shares which are to comprise that series and the designation, rights, privileges, restrictions and conditions to be attached to that series of Preferred Shares including, without limiting the generality of the foregoing, the rate or amount of dividends or the method of calculating dividends, the dates of payment of dividends, the redemption, purchase and/or conversion prices and terms and conditions of redemption, purchase and/or conversion, and any sinking fund or other provisions.

(ii) The Preferred Shares of each series shall, with respect to the payment of dividends and the distribution of assets or return of capital in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other return of capital or distribution of the assets of the Corporation among its shareholders for the purpose of winding tip its affairs, rank on a parity with the Preferred Shares of every other series and be entitled to preference over the Common Shares and over any other shares of the Corporation ranking junior to the Preferred Shares. The Preferred Shares of any series may also be given other preferences, not inconsistent with these articles, over the Common Shares and any other shares of the Corporation ranking junior to the Preferred Shares of a series as may be fixed in accordance with clause (b)(i).

(iii) If any cumulative dividends or amounts payable on the return of capital in respect of a series of Preferred Shares are not paid in full, all series of Preferred Shares shall participate rateably in respect of accumulated dividends and return of capital.

(iv) Unless the directors otherwise determine in the articles of amendment designating a series of Preferred Shares, the holder of each share of a series of Preferred Shares shall not, as such, be entitled to receive notice of or vote at any meeting of shareholders, except as otherwise specifically provided in the Business Corporations Act (Alberta).

                                  SCHEDULE "B"

(a) The directors may, between annual general meetings, appoint 1 or more additional directors of the Corporation to serve until the next annual general meeting, but the number of additional directors shall not at any time exceed 1/3 of the number of directors who held office at the expiration of the last annual meeting of the Corporation.

                            BUSINESS CORPORATIONS ACT                     FORM 4
                              (SECTION 27 OR 171)


ALBERTA
CONSUMER AND CORPORATE AFFAIRS                             ARTICLES OF AMENDMENT

--------------------------------------------------------------------------------

i.     NAME OF CORPORATION:                      ii.    CORPORATE ACCESS NUMBER:

       HARVARD CAPITAL CORP.

--------------------------------------------------------------------------------

iii. ITEM NO.3 AND 6 OF THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED IN ACCORDANCE WITH SECTION 167(1)(I) and (m) OF THE BUSINESS CORPORATIONS ACT AS FOLLOWS:



      PURSUANT TO SECTION 167(1)(I) of THE BUSINESS  CORPORATIONS ACT (ALBERTA),
      ITEM 3 of the Articles of Incorporation is hereby amended by deleting it in its entirety and replaced with the following:

            "None."


      PURSUANT TO SECTION 167(1)(M) OF THE BUSINESS  CORPORATIONS ACT (ALBERTA),
      ITEM 6 of the Articles of Incorporation is hereby amended by deleting paragraphs (a) and (b) in their entirety with paragraph (c) being renamed
      (a), respectively and shall read as follows:

      (a) The directors may, between annual general meetings, appoint one or more additional directors of the Corporation to serve until the next annual general meeting, but the number of additional directors shall not at any time exceed 1/3 of the number of directors who held office at the expiration of the last annual meeting of the Corporation.



--------------------------------------------------------------------------------

iv.   DATE                              SIGNATURE                     TITLE

                             ,  19      /s/ John Wiseman              Director
      -----------------------     --    --------------------------
                                        JOHN WISEMAN
--------------------------------------------------------------------------------

FOR DEPARTMENTAL USE ONLY                                               FILED

                           ARTICLES OF INCORPORATION
                                      FOR
                             HARVARD CAPITAL CORP.

CLASSES OF SHARES:                      SEE ATTACHED SCHEDULE "A"

NUMBER OF DIRECTORS:

MAXIMUM NUMBER OF DIRECTORS:            15

MINIMUM NUMBER OF DIRECTORS:            1

RESTRICTIONS ON BUSINESS TO:            NONE

RESTRICTIONS ON BUSINESS                NONE
FROM:
                                        NO SHARES IN THE CAPITAL OF THE
RESTRICTIONS ON SHARE                   CORPORATION MAY BE TRANSFERRED WITHOUT
TRANSFERS:                              THE PRIOR CONSENT OF THE DIRECTORS OF
                                        THE CORPORATION EXPRESSED BY
                                        RESOLUTION

OTHER RULES OR PROVISIONS:              SEE ATTACHED SCHEDULE "B"








                     REGISTRATION AUTHORIZED BY: DANIEL E. KENNEY
                                                 SOLICITOR















          ELECTRONICALLY REGISTERED IN
          THE ALBERTA REGISTRIES
          CORES SYSTEM ON
          MARCH 12/98  ML
          -------------------------------------
          (DATE AND INITIALS OF ACCREDITED USER)

                                  SCHEDULE "A"

The Corporation is authorized to issue an unlimited number of shares designated as Common Shares and an unlimited number of shares designated as Preferred Shares.

(a) Common Shares

The  Common  Shares  shall  have  attached  to  them  the  rights,   privileges,
restrictions and conditions as hereinafter set forth.

(i) Except for meetings at which only holders of another specified class or series of shares of the Corporation are entitled to vote separately as a class or series, each holder of a Common Share is entitled to receive notice of, to attend and to vote at all meetings of the shareholders of the Corporation.

(ii) Subject to the rights, privileges, restrictions and conditions attached to any other class of shares of the Corporation, the holders of the Common Shares are entitled to receive dividends if, as and when declared by the directors of the Corporation.

(iii) Subject to the rights, privileges, restrictions and conditions attached to any other class of shares of the Corporation, the holders of the Common Shares are entitled to share equally in the remaining property of the Corporation upon liquidation, dissolution or winding-up of the Corporation.

(b) Preferred Shares

The Preferred Shares shall have attached to them, as a class, the rights, privileges, restrictions and conditions as hereinafter set forth.

(i) The Preferred Shares may from time to time be issued in one or more series and, subject to the following provisions, and subject to the sending of articles of amendment in prescribed form and the issuance of a certificate of amendment in respect thereof, the directors may fix from time to time and before issue of a series of Preferred Shares, the number of shares which are to comprise that series and the designation, rights, privileges, restrictions and conditions to be attached to that series of Preferred Shares including, without limiting the generality of the foregoing, the rate or amount of dividends or the method of calculating dividends, the dates of payment of dividends, the redemption, purchase and/or conversion prices and terms and conditions of redemption, purchase and/or conversion, and any sinking fund or other provisions.

(ii) The Preferred Shares of each series shall, with respect to the payment of dividends and the distribution of assets or return of capital in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other return of capital or distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, rank on a parity with the Preferred Shares of every other series and be entitled to preference over the Common Shares and over any other shares of the Corporation ranking junior to the Preferred Shares. The Preferred Shares of any series may also be given other preferences, not inconsistent with these articles, over the Common Shares and any other shares of the Corporation ranking junior to the Preferred Shares of a series as may be fixed in accordance with clause (b)(i).

(iii) If any cumulative dividends or amounts payable on the return of capital in respect of a series of Preferred Shares are not paid in full, all series of Preferred Shares shall participate rateably in respect of accumulated dividends and return of capital.

(iv) Unless the directors otherwise determine in the articles of amendment designating a series of Preferred Shares, the holder of each share of a series of Preferred Shares shall not, as such, be entitled to receive notice of or vote at any meeting of shareholders, except as otherwise specifically provided in the Business Corporations Act (Alberta).

                                  SCHEDULE "B"

(a) The number of shareholders of the Corporation, exclusive of persons who are in its employment or that of an affiliate and persons who, having been formerly in the employment of the Corporation or that of an affiliate, were, while in that employment, shareholders of the Corporation and have continued to be shareholders of the Corporation after termination of that employment, is limited to not more than 50 persons, 2 or more persons who are the joint registered owners of 1 or more shares being counted as 1 shareholder.

(b) Any invitation to the public to subscribe for securities of the Corporation is prohibited.

(c) The directors may, between annual general meetings, appoint 1 or more additional directors of the Corporation to serve until the next annual general meeting, but the number of additional directors shall not at any time exceed 1/3 of the number of directors who held office at the expiration of the last annual meeting of the Corporation.

                                BY-LAW NUMBER 1


                          A BY-LAW RELATING GENERALLY
                           TO THE TRANSACTION OF THE
                            BUSINESS AND AFFAIRS OF
                             HARVARD CAPITAL CORP.

                                    CONTENTS


                                   SECTION 1.
                         DEFINITIONS AND INTERPRETATION

(1)          Definitions ............................................  1
(2)          Interpretation .........................................  2
(3)          Headings ...............................................  2
(4)          By-laws Subject to the ABCA ............................  2

                                   SECTION 2.
                          BUSINESS OF THE CORPORATION

(1)          Execution of Documents .................................  2
(2)          Cheques, Drafts and Notes...............................  2
(3)          Corporate Seal .........................................  2
(4)          Banking Arrangements ...................................  3
(5)          Voting Rights in Other Bodies Corporate ................  3
(6)          Withholding Information from Shareholders ..............  3
(7)          Divisions ..............................................  3

                                   SECTION 3.
                                   BORROWING

(1)          Borrowing Power ........................................  3

                                   SECTION 4.
                                   DIRECTORS

1)           Management of Business .................................  4
2)           Qualification ..........................................  4
3)           Number of Directors ....................................  4
4)           Increase Number ........................................  5
5)           Decrease Number ........................................  5
6)           Election and Term ......................................  5
7)           Removal of Directors ...................................  5
8)           Consent.................................................  5
9)           Ceasing to Hold Office .................................  5
10)          Filling Vacancies ......................................  6
11)          Delegation to a Managing Director or Committee .........  6
12)          Remuneration and Expenses ..............................  6
13)          Annual Financial Statements ............................  7

                                   SECTION 5.
                             MEETINGS OF DIRECTORS

1)           Calling Meetings .......................................  7
2)           Notice .................................................  7
3)           Notice of Adjourned Meeting ............................  8
4)           Meetings Without Notice ................................  8

(5)          Waiver of Notice .......................................  8
(6)          Quorum .................................................  8
(7)          Regular Meetings .......................................  8
(8)          Chairperson of Meetings ................................  8
(9)          Decision on Questions ..................................  8
(10)         Meeting by Telephone ...................................  9
(11)         Resolution in Lieu of Meeting ..........................  9

                                   SECTION 6.
                      OFFICERS AND APPOINTEES OF THE BOARD

(1)          Appointment of Officers ................................  9
(2)          Term of Office .........................................  9
(3)          Duties of Officers .....................................  9
(4)          Remuneration ...........................................  9
(5)          Chairperson of the Board ...............................  9
(6)          Managing Director ...................................... 10
(7)          President .............................................. 10
(8)          Vice-President ......................................... 10
(9)          Secretary .............................................. 10
(10)         Treasurer .............................................. 10
(11)         Agents and Attorneys ................................... 10

                                   SECTION 7.
                              CONFLICT OF INTEREST

(1)          Disclosure of Interest ................................. 10
(2)          Approval and Voting .................................... 11
(3)          Effect of Conflict of Interest ......................... 11

                                   SECTION 8.
                         LIABILITY AND INDEMNIFICATION


(1)          Limitation of Liability ................................ 12
(2)          Indemnity .............................................. 12
(3)          Insurance .............................................. 13

                                   SECTION 9.
                                   SECURITIES


(1)          Shares ................................................. 13
(2)          Options and Other Rights to Acquire Securities ......... 13
(3)          Commissions ............................................ 13
(4)          Securities Register .................................... 13
(5)          Transfer Agents and Registrars ......................... 14
(6)          Dealings with Registered Holders ....................... 14
(7)          Transfers of Securities ................................ 14
(8)          Registration of Transfers .............................. 14
(9)          Lien ................................................... 14
(10)         Security Certificates .................................. 14
(11)         Entitlement to a Security Certificate .................. 15

(12)         Securities Held Jointly ................................ 15
(13)         Replacement of Security Certificates ................... 15
(14)         Fractional Shares ...................................... 15

                                  SECTION 10.
                            MEETINGS OF SHAREHOLDERS

(1)          Annual Meeting of Shareholders ......................... 16
(2)          Special Meetings of Shareholders ....................... 16
(3)          Special Business ....................................... 16
(4)          Place and Time of Meetings ............................. 16
(5)          Notice of Meetings ..................................... 16
(6)          Notice of Adjourned Meetings ........................... 17
(7)          Waiver of Notice ....................................... 17
(8)          Shareholder List ....................................... 17
(9)          Persons Entitled to Vote ............................... 17
(10)         Chairperson of Meetings ................................ 18
(11)         Scrutineer ............................................. 18
(12)         Procedure at Meetings .................................. 18
(13)         Persons Entitled to be Present ......................... 18
(14)         Quorum ................................................. 19
(15)         Loss of Quorum ......................................... 19
(16)         Proxy Holders and Representatives ...................... 19
(17)         Time for Deposit of Proxies ............................ 19
(18)         Revocation of Proxies .................................. 19
(19)         Joint Shareholders ..................................... 20
(20)         Decision on Questions .................................. 20
(21)         Voting by Show of Hands ................................ 20
(22)         Voting by Ballot ....................................... 20
(23)         Number of Votes ........................................ 20
(24)         Meeting by Telephone ................................... 20
(25)         Resolution in Lieu of Meeting .......................... 21

                                  SECTION 11.
                                    NOTICES

(1)          Method of Notice ....................................... 21
(2)          Notice to Joint Shareholders ........................... 21
(3)          Notice to Successors ................................... 21
(4)          Non-Receipt of Notices ................................. 21
(5)          Failure to Give Notice ................................. 21
(6)          Execution of Notices ................................... 22

                                   SECTION 1.
                         DEFINITIONS AND INTERPRETATION

(1)         DEFINITIONS

In the By-laws, unless the context otherwise requires:

(a)   "ABCA" means the Business Corporations Act (Alberta), as amended;

(b)   "Appoint" includes elect and vice versa;

(c) "Articles" includes the original or restated articles of incorporation, articles of amendment, articles of amalgamation, articles of continuance, articles of reorganization, articles of arrangement, articles of dissolution and articles of revival of the Corporation, and any amendment to any of them;

(d)   "Board" means the board of directors of the Corporation;

(e) "By-laws" means this by-law and all other by-laws of the Corporation from time to time in force;

(f)   "Corporation" means Harvard Capital Corp.

(g) "Director" means an individual who is elected or appointed as a director of the Corporation;

(h) "Indemnified Party" has the meaning set out in section 8 for purposes of that section;

(i)   "Officer" means an officer of the Corporation appointed by the Board;

(j) "Record Date" means, for the purpose of determining Shareholders entitled to receive notice of a meeting of Shareholders:

      i) the date fixed in advance by the Boat d for that determination which precedes' the date on which the meeting is to be held by not more than 50 days and not less than 21 days,

      ii) if no date is fixed by the Board, at the close of business on the last business day which precedes the day on which the notice is sent, or

      iii)  if no  notice  is  sent,  the day on  which  the  meeting  is  held;

(k)   "Recorded Address" means:

      i) in the case of a Shareholder, the Shareholder's latest address as shown in the Corporation's records or those of its transfer agent,

      ii) in the case of joint Shareholders, the latest address as shown in the Corporation's records or those of its transfer agent in respect of those joint holders, or the first address appearing if there is more than one address,

      iii) in the case of a Director, the Director's latest address as shown in the Corporation's records of in the last notice of directors filed with the Registrar, and

      iv) in the case of an Officer or auditor of the Corporation, that person's latest address as shown in the Corporation's records;

(l) "Registrar" means the Registrar of Corporations or a Deputy Registrar of Corporations appointed under the ABCA;

(m) "Regulations" means the Regulations, as amended, in force from time to time under the ABCA; and

(n)   "Shareholder" means a shareholder of the Corporation.

(2)         INTERPRETATION

In the By-laws, except if defined in this section or to a context does not permit:

(a) Words and expressions defined or used in the ABCA have the meaning or use given to them in the ABCA;

(b)   words Importing the singular include the plural and vice versa;

(c)   words importing gender Include masculine, feminine and neuter genders; and

(d)   words importing persons include bodies corporate.

(3)         HEADINGS

The headings used in the By-laws are inserted for convenience of reference only. The headings are not to be considered or taken into account in construing the terms of the By-laws nor are they to be deemed in any way to clarify, modify or explain the effect of any term of the By-laws.

(4)         BY-LAWS SUBJECT TO THE ABCA

The By-laws are subject to the ABCA and the Regulations, to any unanimous shareholder agreement and to the Articles, in that order.

                                   SECTION 2.
                          BUSINESS OF THE CORPORATION

(1)         EXECUTION OF DOCUMENTS

Documents may be executed on behalf of the Corporation in the manner and by the persons the Board may designate by resolution.

(2)         CHEQUES, DRAFTS AND NOTES

Cheques, drafts or orders for the payment of money, notes, acceptances and bills of exchange must be signed in the manner and by the persons the Board may designate by resolution.

(3)         CORPORATE SEAL

The Board may, by resolution, adopt a corporate seal containing the name of the Corporation as the corporate seal. A document issued by or executed on behalf of the Corporation is not invalid only because the corporate seal is not affixed to that document. A document requiring authentication by the Corporation does not need to be under seal.

(4)         BANKING ARRANGEMENTS

The Board may open any bank accounts the Corporation may require at a financial institution designated by resolution of the Board. The Board may adopt, authorize, execute or deposit any document furnished or required by the financial institution and may do any other thing as may be necessarily incidental to the banking and financial arrangements of the Corporation.

(5)         VOTING RIGHTS IN OTHER BODIES CORPORATE

The persons designated by the Board to execute documents on behalf of the Corporation may execute and deliver instruments of proxy and arrange for the issue of voting certificates or other evidence of the right to exercise voting rights attached to any securities held by the Corporation in another body corporate. The instruments, certificates or other evidence shall be in favour of the person that is designated by the persons executing the instruments of proxy or arranging for the issue of voting certificates or other evidence of the right to exercise voting rights. In addition, the Board may direct the manner in which and the person by whom any particular voting right or class of voting rights may be exercised.

(6)         WITHHOLDING INFORMATION FROM SHAREHOLDERS

No Shareholder is entitled to obtain any information respecting any detail or conduct of the Corporation's business which, in the opinion of the Board, would not be in the best interests of the Shareholders or the Corporation to communicate to the public.

The Board may determine whether and under what conditions the accounts, records and documents of the Corporation are open to inspection by the Shareholders. No Shareholder has a right to inspect any account, record or document of the Corporation except as conferred by the ABCA or authorized by resolution of the Board or by resolution passed at a meeting of Shareholders.

(7)         DIVISIONS

The Board may cause any part of the business and operations of the Corporation to be segregated or consolidated into one or more divisions upon the basis the Board considers appropriate. Any division may be designated by the name the Board determines and may transact business under that name. The name of the Corporation must be set out in legible characters in and on all contracts, invoices, negotiable instruments and orders for goods or services issued or made by or on behalf of any division of the Corporation.

                                   SECTION 3.
                                   BORROWING

(1)         BORROWING POWER

Without limiting the borrowing power of the Corporation provided by the ABCA, the Board may, without authorization of the Shareholders:

(a)   borrow money on the credit of the Corporation;

(b)   issue, reissue, sell or pledge debt obligations of the Corporation;

(c) subject to section 42 of the ABCA, give a guarantee on behalf of the Corporation to secure performance of an obligation of any person; and

(d) mortgage, hypothecate, pledge or otherwise create a. security interest in all or any property of the Corporation, owned or subsequently acquired, to secure any obligation of the Corporation.

The Directors may, by resolution, delegate to a Director, a committee of Directors or an Officer all or any of the powers conferred on them by this section.

                                   SECTION 4.
                                   DIRECTORS

(1)         MANAGEMENT OF BUSINESS

The Board shall manage the business and affairs of the Corporation. Every Director must comply with the ABCA, the Regulations, the Articles and the By-laws.

(2)         QUALIFICATION

A person is disqualified for election as a Director if that person:

(a)   is less than 18 years of age;

(b)   is

      i) a dependant adult as defined in the Dependent Adults Act (Alberta) or the subject of a certificate of incapacity under that Act,

      ii) a formal patient as defined in the Mental Health Act (Alberta),

      iii) the subject of an order under The Mentally Incapacitated Persons Act (Alberta) appointing a committee of his or her person, estate or both, or

      iv) a person who has been found to be of unsound mind by a court elsewhere than in Alberta;

(c)   is not an individual; or

(d)   has the status of bankrupt.

A Director is not required to hold shares issued by the Corporation.

(3)         NUMBER OF DIRECTORS

The Board is to consist of that number of Directors permitted by the Articles. In the event the Articles permit a minimum and maximum number of Directors, the Board is to consist of the number of Directors the Shareholders determine by ordinary resolution. The number of Directors at any one time may not be less than the minimum or more than the maximum member permitted by the Articles.

(4)         INCREASE NUMBER

The Shareholders may amend the Articles to increase the number, or the minimum or maximum number, of Directors. Upon the adoption of an amendment increasing the number or minimum number of Directors, the Shareholders may, at the meeting at which they adopt the amendment, elect the additional number of Directors authorized by the amendment. Upon the issue of a certificate of amendment, the Articles are deemed to be amended as of the date the Shareholders adopted the amendment.

(5)         DECREASE NUMBER

The Shareholders may amend the Articles to decrease the number, or the minimum or maximum number, of Directors. No decrease shortens the term of an it incumbent Director.

(6)         ELECTION AND TERM

Each Director named in the notice of directors filed at the time of incorporation holds office from the issue of the certificate of incorporation until the first meeting of Shareholders. The Shareholders are to elect Directors by ordinary resolution at the first meeting of Shareholders and at each succeeding annual meeting at which an election of Directors is required. The elected Directors are to hold office for a term expiring not later than the close of the next annual meeting of Shareholders following the election. A Director not elected for an expressly stated term ceases to hold office at the close of the first annual meeting of Shareholders following the Director's election. If Directors are not elected at a meeting of Shareholders, the incumbent Directors continue in office until their respective successors are elected.

(7)         REMOVAL OF DIRECTORS

The Shareholders may. by ordinary resolution passed at a special meeting of Shareholders remove a Director from office. Any vacancy created by the removal of a Director may be filled at the meeting at which the Director was removed, failing which the vacancy may be filled by a quorum of Directors.

(8)         CONSENT

No election or appointment of an individual as a Director is effective unless:

(a) the individual was present at the meeting when elected or appointed and did not refuse to act as Director; or

(b) if the individual was not present at the meeting when elected or appointed as a Director, the individual

      i) consented in writing to act as a Director before the individual's election or appointment or within 10 days after it, or

      ii) has acted as a Director  pursuant to the election or appointment.

(9)         CEASING TO HOLD OFFICE

A Director ceases to hold office when:

(a)   the Director dies or resigns;

(b) the Director is removed from office by the Shareholders who elected the Director; or

(c) the Director ceases to be qualified for election as a Director under subsection (2).

A Director's resignation is effective at the time a written resignation is sent to the Corporation, or at the time specified in the resignation, whichever is later.

(10)        FILLING VACANCIES

A quorum of Directors may fill a vacancy in the Board, except a vacancy resulting from an increase in the number or minimum number of Directors or from a failure to elect the number or minimum number of Directors required by the Articles. If there is not a quorum of Directors, or if there has been a failure to elect the number or minimum number of Directors required by the Articles, the Directors then in office must immediately call a special meeting of Shareholders to fill the vacancy. If the Directors fail to call a meeting, or if there are no Directors then in office, the meeting may be called by any Shareholder.

(11)        DELEGATION TO A MANAGING DIRECTOR OR COMMITTEE

The Directors may appoint from their number a Managing Director or a committee of Directors. At least half of the members of a committee of Directors must be resident Canadians. A Managing Director must be a resident Canadian. The Directors may delegate to a Managing Director or a committee of Directors any of the powers of the Directors. However, no Managing Director and no committee of Directors has authority to:

(a) submit to the Shareholders any question or matter requiring the approval of the Shareholders;

(b)   fill a vacancy among the Directors or in the office of auditor;

(c) issue securities, except in the manner and on the terms authorized by the Directors;

(d)   declare dividends;

(e) purchase, redeem or otherwise acquire shares issued by the Corporation, except in the manner and on the terms authorized by the Directors;

(f)   pay  a  commission  in  connection   with  the  sale:  of  shares  of  the
      Corporation;

(g)   approve a management proxy circular;

(h)   approve any financial statements; or

(i)   adopt, amend or repeal By-laws.

(12)        REMUNERATION AND EXPENSES

The Directors are entitled to receive remuneration for their services in the amount the Board determines. Subject to the Board's approval, the Directors are also entitled to be reimbursed for traveling and other expenses incurred by them in attending meetings of the Board or any committee of Directors or in the performance of their duties as Directors.

Nothing contained in the By-laws precludes a Director from serving the Corporation in another capacity and receiving remuneration for acting in that other capacity.

The Directors must disclose to the Shareholders the aggregate remuneration paid to the Directors. The disclosure must be in a written document to be placed before the Shareholders at every annual meeting of Shareholders and must relate to the same time period as the financial statements required to be presented at the meeting relate to.

(13)        ANNUAL FINANCIAL STATEMENTS

The Board must place before the Shareholders at every annual meeting of Shareholders financial statements which have been approved by the Board as evidenced by the signature of one or more of the Directors, the report of the auditor and any further information respecting the financial position of the Corporation and the results of its operations that is required by the ABCA, the Regulations, the Articles, the By-laws or any unanimous shareholder agreement.

                                   SECTION 5.
                             MEETINGS OF DIRECTORS

(1)         CALLING MEETINGS

The Chairperson of the Board, the Managing Director or any Director may call a meeting of Directors. A meeting of Directors or of a committee of Directors may be held within or outside of Alberta at the time and place indicated in the notice referred to in subsection (2).

(2)         NOTICE

Notice of the time and place of a meeting of Directors or any committee of Directors must be given to each Director or each Director who is a member of a committee not less than 48 hours before the time fixed for that meeting. Notice must be given in the manner prescribed in section 11. A notice of a meeting of Directors need not specify the purpose of the business to be transacted at the meeting except when the business to be transacted deals with a proposal to:

(a) submit to the Shareholders any question or matter requiring the approval of the Shareholders;

(b)   fill a vacancy among the Directors or in the office of auditor;

(c)   issue securities;

(d)   declare dividends;

(e)   purchase, redeem or otherwise acquire shares issued by the Corporation;

(f)   pay a commission in connection with the sale of shares of the Corporation;

(g)   approve a management proxy circular;

(h)   approve any financial statements; or

(i)   adopt, amend or repeal By-laws

(3)         NOTICE OF ADJOURNED MEETING

Notice of an adjourned meeting of Directors is not required if a quorum is present at the original meeting and if the time and place of the adjourned meeting is announced at the original meeting. If a meeting is adjourned because a quorum is not present, notice of the time and place of the adjourned meeting must be given as for the original meeting. The adjourned meeting may proceed with the business to have been transacted at the original meeting, even though a quorum is not present at the adjourned meeting.

(4)         MEETINGS WITHOUT NOTICE

No notice of a meeting of Directors or of a committee of Directors needs to be given:

(a) to a newly elected Board following its election at an annual or special meeting of Shareholders: or

(b) for a meeting of Directors at which a Director is appointed to fill a vacancy in the Board,

if a quorum is present.

(5)         WAIVER OF NOTICE

A Director may waive, in any manner, notice of a meeting of Directors or of a committee of Directors. Attendance of a Director at a meeting of Directors of a committee of Directors is a waiver of notice of the meeting, except when the Director attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

(6)         QUORUM

The Directors may fix the quorum for meetings of Directors or of a committee of Directors, but unless so fixed, a majority of the Directors or of a committee of Directors constitutes a quorum. No business may be transacted unless at least half of the Directors present are resident Canadians.

(7)         REGULAR MEETINGS

The Board may by resolution establish one or more days in a month for regular meetings of the Board at a time and place to be named in the resolution. No notice is required for a regular meeting.

(8)         CHAIRPERSON OF MEETINGS

The chairperson of any meeting of Directors is the first mentioned of the following Officers (if appointed) who is a Director and is present at the meeting: Chairperson of the Board, Managing Director, or President. If none of the foregoing Officers are present, the Directors present may choose one of their number to be chairperson of the meeting.

(9)         DECISION ON QUESTIONS

Every resolution submitted to a meeting of Directors or of a committee of Directors must be decided by a majority of votes cast at the meeting. In the case of an equality of votes, the chairperson does not have a casting vote.

(10)        MEETING BY TELEPHONE

If all the Directors consent, a Director may participate in a meeting of Directors or of a committee of Directors by means of telephone or other communication facilities that permit all persons participating in the meeting to hear each other. A Director participating in a meeting by means of telephone or other communication facilities is deemed to be present at the meeting.

(11)        RESOLUTION IN LIEU OF MEETING

A resolution in writing signed by all the Directors entitled to vote on that resolution at a meeting of Directors or committee of Directors is as valid as if it had been passed at a meeting of Directors or committee of Directors. A resolution in writing takes effect on the date it is expressed to be effective.

A resolution in writing may be signed in one or more counterparts, all of which together constitute the same resolution. A counterpart signed by a Director and transmitted by facsimile or other device capable of transmitting a printed message is as valid as an originally signed counterpart.

                                   SECTION 6.
                      OFFICERS AND APPOINTEES OF THE BOARD

(1)         APPOINTMENT OF OFFICERS

The Directors may designate the offices of the Corporation, appoint as officers individuals of full capacity, specify their duties and delegate to them powers to manage the business and affairs of the Corporation, except those powers referred to in section 4 which may not be delegated to a Managing Director or to a committee of Directors. Unless required by the By-laws, an Officer does not have to be a Director. The same individual may hold two or more offices of the Corporation.

(2)         TERM OF OFFICE

An Officer holds office from the date of the Officer's appointment until a successor is appointed or until the Officer's resignation or removal. An officer may resign by giving written notice to the Board. All Officers arc subject to removal by the Board, with or without cause.

(3)         DUTIES OF OFFICERS

An Officer has all the powers and authority and must perform all the duties usually incident to, or specified in the By-laws or by the Board for, the office held.

(4)         REMUNERATION

The Officers are entitled to receive remuneration for their services in the amount the Board determines. The Directors must disclose to the Shareholders the aggregate remuneration paid to the five highest Officers. The disclosure must be in a written document to be placed before the Shareholders at every annual meeting of Shareholders and must relate to the same time period as the financial statements required to be presented at the meeting relate to.

(5)         CHAIRPERSON OF THE BOARD

If appointed and Present at the meeting, the Chairperson of the Board presides at all meetings of Directors, committees of Directors and, in the absence of the President, at all meetings of Shareholders. The Chairperson of the Board must be a Director.

(6)         MANAGING DIRECTOR

If appointed, the Managing Director is responsible for the general supervision of the affairs of the Corporation. During the absence or disability of the Chairperson of the Board, or if no Chairperson of the Board has been appointed, the Managing Director exercises the functions of that office. Subject to section 4, the Board may delegate to the Managing Director any of the powers of the Board.

(7)         PRESIDENT

If appointed, the President is the chief executive officer of the Corporation responsible for the management of the business and affairs of the Corporation. During the absence or disability of the Managing Director, or if no Managing Director has been appointed, the President also exercises the functions of that office. The President may not preside as chairperson at any meeting of the Directors or of any committee of Directors unless the President is a Director.

(8)         VICE-PRESIDENT

During the absence or disability of the President, or if no President has been appointed, the Vice-President or if there is more than one, the Vice-President designated by the Board, exercises the functions of the office of the President.

(9)         SECRETARY

If appointed, the Secretary shall call meetings of the Directors or of a committee of Directors at the request of a Director. The Secretary shall attend all meetings of Directors, of committees of Directors and of Shareholders and prepare and maintain a record of the minutes of the proceedings. The Secretary is the custodian of the corporate seal, the minute book and all records, documents and instruments belonging to the Corporation.

(10)        TREASURER

If appointed, the Treasurer is responsible for the preparation and maintenance of proper accounting records, the deposit of money, the safe-keeping of securities and the disbursement of funds of the Corporation. The Treasurer must render to the Board an account of all financial transactions of the Corporation upon request.

(11)        AGENTS AND ATTORNEYS

The Board has the power to appoint agents or attorneys for the Corporation in or outside of Canada with any power the Board considers advisable.

                                   SECTION 7.
                              CONFLICT OF INTEREST

(1)         DISCLOSURE OF INTEREST

A Director or Officer who:

(a) is a party to a material contract or proposed material contract with the Corporation; or

(b) is a director or an officer of or has a material interest in any person who is a party to a material contract or proposed material contract with the Corporation,

must disclose in writing to the Corporation or request to have entered in the minutes of meetings of the Directors the nature and extent of the Director's or Officer's interest.

(2)         APPROVAL AND VOTING

A Director or Officer must disclose in writing to the Corporation, or request to have entered in the minutes of meetings of Directors, the nature and extent of the Director's or Officer's interest in a material contract or proposed material contract if the contract is one that in the ordinary course of the Corporation's business would not require approval by the Board or the Shareholders. The disclosure must be made immediately after the Director or Officer becomes aware of the contract or proposed contract. A Director who is required to disclose an interest in a material contract or proposed material contract may not vote on any resolution to approve the contract unless the contract is:

(a) an arrangement by way of security for money lent to or obligations undertaken by the Director, or by a body corporate in which the Director has an interest, for the benefit of the Corporation or an affiliate;

(b) a contract relating primarily to the Director's remuneration as a Director or Officer, employee or agent of the Corporation or as a director, officer, employee or agent of an affiliate;

(c)   a contract for indemnity or insurance under the ABCA; or

(d)   a contract with an affiliate.

(3)         EFFECT OF CONFLICT OF INTEREST

If a material contract is made between the Corporation and a Director or Officer, or between the Corporation and another person of which a Director or Officer is a director or officer or in which the Director or Officer has a material interest:

(a) the contract is neither void nor voidable by reason only of that relationship, or by reason only that a Director with an interest in the contract is present at or is counted to determine the presence of a quorum at a meeting of Directors or committee of Directors that authorized the contract; and

(b) a Director or Officer or former Director or Officer to whom a profit accrues as a result of the making of the contract is not liable to account to the Corporation for that profit by reason only of holding office as a Director or Officer, if the Director or Officer disclosed the Director's or Officer's interest in the contract in the manner prescribed by the ABCA and the contract was approved by the Board or the Shareholders and was reasonable and fair to the Corporation at the time it was approved.

                                   SECTION 8.
                         LIABILITY AND INDEMNIFICATION

(1)         LIMITATION OF LIABILITY

Every Director and Officer in exercising the powers and discharging the duties of office must act honestly and in good faith with a view to the best interests of the Corporation and must exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. No Director or Officer is liable for:

(a) the acts, omissions or defaults of any other Director or Officer or an employee of the Corporation;

(b) any loss, damage or expense incurred by the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation;

(c) the insufficiency or deficiency of any security in or upon which any of the money of the Corporation is invested;

(d) any loss or damage arising from the bankruptcy, insolvency or tortious or criminal acts of any person with whom any of the Corporation's money is, or securities or other property are, deposited;

(e)   any loss occasioned by any error of judgment or oversight; or

(f) any other loss, damage or misfortune which occurs in the execution of the duties of office or in relation to it,

unless occasioned by the willful neglect or default of that Director or Officer. Nothing in this By-law relieves any Director or Officer of any liability imposed by the ABCA or otherwise by law.

(2)         INDEMNITY

The Corporation shall indemnify a Director or Officer, a former Director or Officer and a person who acts or acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor (the "Indemnified Parties") and the heirs and legal representatives of each of them, against all costs, charges and expenses, which includes, without limiting the generality of the foregoing, the fees, charges and disbursements of legal counsel on an as-between-a-solicitor-and-the solicitor's-own-client basis and an amount paid to settle an action or satisfy a judgment, reasonably incurred by an Indemnified Party, or the heirs or legal representatives of an Indemnified Party, or both, in respect of any action or proceeding to which any of them is made a party by reason of an Indemnified Party being or having been a Director or Officer or a director or officer of that body corporate, if:

(a) the Indemnified Party acted honestly and in good faith with a view to the best interests of the Corporation; and

(b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Indemnified Party had reasonable grounds for believing that the Indemnified Party's conduct was lawful.

The Corporation shall indemnify an Indemnified Party and the heirs and legal representatives of an Indemnified Party in any other circumstances that the ABCA permits or requires. Nothing in this By-law limits the right of a person entitled to indemnity to claim indemnity apart from the provisions of this By-law.

(3)         INSURANCE

The Corporation may purchase and maintain insurance for the benefit of a person referred to in subsection (2) against the liabilities and in the amounts the ABCA permits and the Board approves.

                                   SECTION 9.
                                   SECURITIES

(1)         SHARES

Shares of the Corporation may be issued at the times, to the persons and for the consideration the Board determines. No share may be issued until the consideration for the share is fully paid in money or in property or past service that is not less in value than the fair equivalent of the money that the Corporation would have received if the share had been issued for money.

(2)         OPTIONS AND OTHER RIGHTS TO ACQUIRE SECURITIES

The Corporation may issue certificates, warrants or other evidences of conversion privileges, options or rights to acquire securities of the Corporation. The conditions attached to the conversion privileges, options and rights must be set out in the certificates, warrants or other evidences or in certificates evidencing the securities to which the conversion privileges, options or rights are attached.

(3)         COMMISSIONS

The Board may authorize the Corporation to pay a reasonable commission to any person in consideration of that person purchasing or agreeing to purchase shares of the Corporation from the Corporation or from any other person, or procuring or agreeing to procure purchasers for shares of the Corporation.

(4)         SECURITIES REGISTER

The Corporation shall maintain at its records office a securities register in which it records the securities issued by it in registered form, showing with respect to each class or series of securities:

(a) the names, alphabetically arranged and the latest known address of each person who is or has been a security holder;

(b)   the number of securities held by each security holder; and

(c)   the date and particulars of the issue and transfer of each security.

The Corporation shall keep information relating to a security holder that is entered in the securities register for at least seven years after the security holder ceases to be a security holder.

(5)         TRANSFER AGENTS AND REGISTRARS

The Corporation may appoint one or more trust corporations as its agent to maintain a central securities register and one or more agents to maintain a branch securities register. An agent may be designated as a transfer agent or a branch transfer agent, and a registrar, according to the agent's function. An agent's appointment may be terminated at any time. The Board may provide for the registration or transfer of securities by a transfer agent, branch transfer agent or registrar.

(6)         DEALINGS WITH REGISTERED HOLDERS

The Corporation may treat the registered owner of a security as the person exclusively entitled to vote, to receive notices, to receive any interest, dividend or other payments in respect of the security, and otherwise to exercise all the rights and powers of an owner of the security.

(7)         TRANSFERS OF SECURITIES

Securities of the Corporation may be transferred in the form of a transfer endorsement on the security certificates issued in respect of the securities of the Corporation, or in any form of transfer endorsement which may be approved by resolution of the Board.

(8)         REGISTRATION OF TRANSFERS

If a security in registered form is presented for registration of transfer, the Corporation must register the transfer if:

(a) the security is endorsed by the person specified by the security or by special endorsement to be entitled to the security or by the person's successor, fiduciary, survivor, attorney or authorized agent, as the case may be;


(b) reasonable assurance is given that the endorsement is genuine and effective;

(c) the Corporation has no duty to inquire into adverse claims, or has discharged its duty to do so;

(d) any applicable law relating to the collection of taxes has been complied with;

(e)   the transfer is rightful or is to a bona fide purchaser; and

(f) the fee prescribed by the Board for a security certificate issued in respect of a transfer has been paid.

(g)         LIEN

If the Articles provide that the Corporation has a lien an a share registered in the name of a Shareholder or the Shareholder's legal representative for a debt of the Shareholder to the Corporation, and the Shareholder is indebted to the Corporation, the Corporation may refuse to register any transfer of the holder's shares pending enforcement of the lien.

(10)        SECURITY CERTIFICATES

Security certificates and acknowledgements of a security holder's right to obtain a security certificate must be in a form the Board approves by resolution. A security certificate must be signed by at least one Director or Officer. Unless the Board otherwise determines, security certificates representing securities in respect of which a transfer agent or registrar has been appointed are not valid unless countersigned by or on behalf of the transfer agent or registrar. Any signature may be printed or otherwise mechanically reproduced on a security certificate. If a security certificate contains a printed or mechanically reproduced signature of a person, the Corporation may issue the security certificate, notwithstanding that the person has ceased to be a Director or Officer, and the security certificate is as valid as if the person were a Director or Officer at the date of issue.

(11)        ENTITLEMENT TO A SECURITY CERTIFICATE

A security holder is entitled at the holder's option to a security certificate or to a nontransferable written acknowledgement of the holder's right to obtain a security certificate from the Corporation in respect of the securities of the Corporation held by that holder.

(12)        SECURITIES HELD JOINTLY

The Corporation is not required to issue more than one security certificate in respect of securities held jointly by several persons. Delivery of a certificate to one of the joint holders is sufficient delivery to all of them. Any one of the joint holders may give effectual receipts for the certificate issued in respect of the securities or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of the security.

(13)        REPLACEMENT OF SECURITY CERTIFICATES

The Board or an Officer or agent designated by the Board may in its or the Officer's or agent's discretion direct the issue of a new security certificate in place of a certificate that has been lost, destroyed or wrongfully taken. A new security certificate may be issued only on payment of a reasonable fee and on any terms as to indemnity, reimbursement of expenses and evidence of loss of title as the Board may prescribe.

(14)        FRACTIONAL SHARES

The Corporation may issue a certificate for a fractional share or may issue in its place scrip certificates in a form that entitles the holder to receive a certificate for a full share by exchanging scrip certificates aggregating a full share. The Directors may attach conditions to any scrip certificates issued by the Corporation, including conditions that:

(a) the scrip certificates become void if they are not exchanged for a share certificate representing a full share before a specified date; and

(b) any shares for which those scrip certificates are exchangeable may, notwithstanding any preemptive right, be issued by the Corporation, to any person and the proceeds of those shares distributed rateably to the holders of the scrip certificates.

                                  SECTION 10.
                            MEETINGS OF SHAREHOLDERS

(1)         ANNUAL MEETING OF SHAREHOLDERS

The Board must call an annual meeting of Shareholders to be held not later than 18 months after the date of incorporation and subsequently, not later than 15 months after holding the last preceding annual meeting. An annual meeting is to be held for the purposes of considering the financial statements and auditor's report, fixing the number of Directors for the following year, electing Directors, appointing an auditor and transacting any other business that may properly be brought before the meeting.

(2)         SPECIAL MEETINGS OF SHAREHOLDERS

The Board may at any time call a special meeting of Shareholders.

(3)         SPECIAL BUSINESS

All business transacted at a special meeting of Shareholders and all business transacted at an annual meeting of Shareholders, except consideration of the financial statements and auditor's report, fixing the number of Directors for the following year, election of Directors and reappointment of the incumbent auditor, is deemed to be special business.

(4)         PLACE AND TIME OF MEETINGS

Subject to the Articles, meetings of Shareholders may be held at the place and at the time the Board determines. A meeting of A Shareholder who attends a meeting of Shareholders held outside Alberta is deemed to have agreed to holding the meeting outside Alberta, except when the Shareholder attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully held.

(5)         NOTICE OF MEETINGS

Notice of the time and place of a meeting of Shareholders must be sent not less than 21 days and not more than 50 days before the meeting to:

(a)   each Shareholder entitled to vote at the meeting;

(b)   each Director; and

(c)   the auditor of the Corporation.

Notice of a meeting of Shareholders called for the purpose of transacting any business other than consideration of the financial statements and auditor's report, fixing the number of Directors for the following year, election of Directors and reappointmant of the incumbent auditor must state the nature of the business to be transacted in sufficient detail to permit a Shareholder to form a reasoned judgment on that business and must state the text of any special resolution to be submitted to the meeting.

(6)         NOTICE OF ADJOURNED MEETINGS

With the consent of the Shareholders present at a meeting of Shareholders, the chairperson may adjourn that meeting to another fixed time and place. If a meeting of Shareholders is adjourned by one or more adjournments for an aggregate of less than 30 days, it is not necessary to give notice of the adjourned meeting, other than by verbal announcement at the time of the adjournment. If a meeting of Shareholders is adjourned by one or more adjournments for an aggregate of 30 days or more, notice of the adjourned meeting must be given as for the original meeting. The adjourned meeting may proceed with the business to have been transacted at the original meeting, even though a quorum is not present at the adjourned meeting.

(7)         WAIVER OF NOTICE

A Shareholder and any other person entitled to attend a meeting of Shareholders may waive in any manner notice of a meeting of Shareholders. Attendance of a Shareholder or other person at a meeting of Shareholders is a waiver of notice of the meeting, except when the Shareholder or other person attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

(8)         SHAREHOLDER LIST

If the Corporation has more than 15 Shareholders entitled to vote at a meeting of Shareholders, the Corporation must prepare a list of Shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares held by each Shareholder,

(a)   if a Record Date is fixed, not later than 10 days after that date; or

(b)   if no Record Date is fixed,

      i) at the close of business on the last business day preceding the day on which the notice is given, or

      ii) if no notice is given, on the day on which the meeting is held.

A Shareholder may examine the list of Shareholders:

(c) during usual business hours at the Corporation's records office or at the place where its central securities register is maintained; and

     (d) at the meeting of Shareholders for which the list was prepared.

(9)         PERSONS ENTITLED TO VOTE

A person named in a list of Shareholders is entitled to vote the shares shown opposite the person's name at the meeting to which the list relates, except to the extent that:

(a)   i)    if a Record Date is fixed, the person transfers  ownership of any of the person's shares after the Record Date, or

      ii)  if no Record Date is fixed,  the person  transfers  ownership of  any
      of   the   person's   shares  after   the   date  on  which  the  list  of
      Shareholders is prepared; and

(b)   the transferee of those shares

      i)    produces properly endorsed share certificates, or

      ii)   otherwise establishes ownership of the shares,

      and demands, not later than 10 days before the meeting, that the transferee's name be included in the list before the meeting,

in which case the transferee is entitled to vote the shares.

(10)        CHAIRPERSON OF MEETINGS

The chairperson of any meeting of Shareholders is the first mentioned of the following Officers (if appointed) who is present at the meeting: President, Chairperson of the Board or Managing Director. If none of the foregoing Officers are present, the Shareholders present and entitled to vote at the meeting may choose a chairperson from among those individuals present.

(11)        SCRUTINEER

If desired, one or more scrutineers, who need not be Shareholders, may be appointed by resolution or by the chairperson of the meeting with the consent of the meeting.

(12)        PROCEDURE AT MEETINGS

The chairperson of any meeting of Shareholders shall conduct the proceedings at the meeting in all respects. The chairperson's decision on any matter or thing relating to procedure, including, without limiting the generality of the foregoing, any question regarding the validity of any instrument of proxy or other evidence of authority to vote, is conclusive and binding upon the Shareholders.

(13)        PERSONS ENTITLED TO BE PRESENT

The only persons entitled to be present at a meeting of Shareholders are:

(a)   the Shareholders entitled to vote at the meeting;

(b)   the Directors;

(c)   the auditor of the Corporation; and

(d) any others who, although not entitled to vote, are entitled or required under any provision of the ABCA, any unanimous shareholder agreement, the Articles or the By-laws to be present at the meeting.

Any other person may be admitted only on the invitation of the chairperson of the meeting or with the consent of the meeting.

(14)        QUORUM

A quorum of Shareholders is present at a meeting of Shareholders if at least two persons are present in person or by proxy, each of whom is entitled to vote at the meeting, and who hold or represent by proxy in the aggregate not less than 5% of the shares entitled to be voted at the meeting. If any share entitled to be voted at a meeting of Shareholders is held by two or more persons jointly, the persons or those of them who attend the meeting of Shareholders constitute only one Shareholder for the purpose of determining whether a quorum of Shareholders is present.

(1S)        LOSS OF QUORUM

If a quorum is present at the opening of a meeting of Shareholders, the Shareholders present or represented by proxy may proceed with the business of the meeting, even if a quorum is not present throughout the meeting. If a quorum is not present at the opening of a meeting of Shareholders, the Shareholders present or represented by proxy may adjourn the meeting to a fixed time and place but may not transact any other business.

(16)        PROXY HOLDERS AND REPRESENTATIVES

A Shareholder entitled to vote at a meeting of Shareholders may by means of a proxy appoint a proxy holder and one or more alternate proxy holders, who are not required to be Shareholders, to attend and act at the meeting in the manner and to the extent authorized by the proxy and with the authority conferred by the proxy. A proxy must be executed by the Shareholder or by the Shareholder's attorney authorized in writing and be in the form prescribed by the Regulations. A proxy is valid only at the meeting in respect of which it is given or any adjournment of that meeting.

A Shareholder that is a body corporate or association may, by resolution of its directors or governing body, authorize an individual to represent it at a meeting of Shareholders. That individual's authority may be established by depositing with the Corporation prior to the commencement of the meeting a certified copy of the resolution passed by the Shareholder's directors or governing body or other evidence of the individual's authority to vote. A resolution or other evidence of authority to vote is valid only at the meeting in respect of which it is given or any adjournment of that meeting.

(17)        TIME FOR DEPOSIT OF PROXIES

The Board may specify in a notice calling a meeting of Shareholders a time not exceeding 48 hours, excluding Saturdays and holidays, preceding the meeting or an adjournment of the meeting before which proxies to be used at the meeting must be deposited with the Corporation or its agent. If no time for the deposit of proxies has been specified in a notice calling a meeting of Shareholders, a proxy to be used at the meeting must be deposited with the Secretary of the Corporation or the chairperson of the meeting prior to the commencement of the meeting,

{18)        REVOCATION OF PROXIES

A shareholder may revoke a proxy:

(a) by depositing an instrument in writing executed by the Shareholder or by the Shareholder's attorney authorized in writing:

      i) at the registered office of the Corporation at any time up to and including the last business day preceding the day of the meeting, or an adjournment of that meeting, at which the proxy is to be used, or

      ii) with the chairperson of the meeting on the day of the meeting or an adjournment of the meeting; or

(b)   in any other manner permitted by law.

(19)        JOINT SHAREHOLDERS

If two or more persons hold shares jointly, one of those holders present at a meeting of Shareholders may, in the absence of the others, vote the shares. If two or more of those persons are present in person or by proxy, they must vote as one on the shares jointly held by them.

(20)        DECISION ON QUESTIONS

At every meeting of Shareholders all questions proposed for the consideration of Shareholders must be decided by the majority of votes, unless otherwise required by the ABCA or the Articles. In the case of an equality of votes, the chairperson of the meeting does not, either on a show of hands or verbal poll or on a ballot, have a casting vote in addition to the vote or votes to which the chairperson may be entitled as a Shareholder or proxy holder.

(21)        VOTING BY SHOW OF HANDS

Subject to subsection (22), voting at a meeting of Shareholders shall be by a show of hands of those present in person or represented by proxy or by a verbal poll of those present by telephone or other communication facilities. When a vote by show of hands has been taken upon a question, a declaration by the chairperson of the meeting that the vote has been carried, carried by a particular majority or not carried, an entry to that effect in the minutes of the meeting is conclusive evidence of the fact without proof of the number of votes recorded in favour of or against any resolution or other proceeding in respect of the question.

(22)        VOTING BY BALLOT

If a ballot is required by the chairperson of the meeting or is demanded by a Shareholder or proxy holder entitled to vote at the meeting, either before or on the declaration of the result of a vote by a show of hands or verbal poll, voting must be by ballot. A demand for a ballot may be withdrawn at any time before the ballot is taken. If a ballot is taken on a question, a prior vote on that question by show of hands or verbal poll has no effect.

(23)        NUMBER OF VOTES

At every meeting a Shareholder present in person or represented by proxy or present by telephone or other communication facilities and entitled to vote has one vote for each share held.

(24)        MEETING BY TELEPHONE

Any person described in subsection (13) may participate in a meeting of Shareholders by means of telephone or other communication facilities that permit all persons participating in the meeting to hear each other. A Shareholder participating in a meeting by means of telephone or other communication facilities is deemed to be present at the meeting.

(25)        RESOLUTION IN LIEU OF MEETING

A resolution in writing signed by all the Shareholders entitled to vote on that resolution at a meeting of Shareholders is as valid as if it had been passed at s meeting of Shareholders. A resolution in writing takes effect on the date it is expressed to be effective.

A resolution in writing may be signed in one or more counterparts, all of which together constitute the same resolution. A counterpart signed by a Shareholder and transmitted by facsimile or other device capable of transmitting a printed message is as valid as an originally signed counterpart.

                                 SECTION 11.
                                   NOTICES

(1)        METHOD OF NOTICE

A notice or document required to be sent to a Shareholder, Director, Officer or auditor of the Corporation may be given by personal delivery, prepaid transmitted or recorded communication or prepaid mail addressed to the recipient at the recipient's Recorded Address. A notice or document sent by personal delivery is deemed to be given when it is actually delivered. A notice or document sent by means of prepaid transmitted or recorded communication is deemed to be given when dispatched or delivered to the appropriate communication company or agency or its representative for dispatch. A notice or document sent by mail is deemed to be given when deposited at a post office or in a public letter box.

(2)         NOTICE TO JOINT SHAREHOLDERS

If two or more persons are registered as joint holders of any share, a notice or document may be sent or delivered to all of them, but notice given to any one joint Shareholder is sufficient notice to the others.

(3)         NOTICE TO SUCCESSORS

every person who, by operation of law, transfer, depth of a Shareholder or any other means becomes entitled to any share, is bound by every notice in respect of the share which is sent or delivered to the Shareholder prior to the person's name and address being entered in the Corporation's securities register and prior to the person furnishing proof of authority or evidence of entitlement as prescribed by the ABCA. This subsection applies whether the notice was given before or after the event which resulted in the person becoming entitled to the share.

(4)         NON-RECEIPT OF NOTICES

If a notice or document is sent to a Shareholder, Director, Officer or auditor of the Corporation in accordance with subsection (1) and the notice or document is returned on three consecutive occasions, the Corporation is not required to give any further notice or documents to the person until that person informs the Corporation in writing of the person's new address.

(5)         FAILURE TO GIVE NOTICE

The accidental failure to give a notice to a Shareholder, Director, Officer or auditor of the Corporation, the non-receipt of a notice by the intended recipient or any error in a notice not affecting its substance does not invalidate any action taken at the meeting to which the notice relates.

(6)         EXECUTION OF NOTICES

Unless otherwise provided, the signature of any person designated by resolution of the Board to sign a notice or document on behalf of the Corporation may be written, stamped, typewritten or printed.


      MADE by the Directors as evidenced by the signature of the following Director effective March 12, 1998.




                                               /s/ John M. Wiseman
                                               ---------------------------------
                                               John M. Wiseman - President



      CONFIRMED by the Shareholders as evidenced by the signature of the following Shareholder effective March 12, 1998.


 JOHN WISEMAN                                  /s/ John M. Wiseman
-------------------------------------          ---------------------------------
Printed Name of Shareholder                    Signature of Shareholder